Exhibit 10.2

LOAN MODIFICATION AND WAIVER AGREEMENT

This Loan Modification and Waiver Agreement (this “Loan Modification Agreement”) is entered into as of January 19, 2016 (the “Effective Date”), by and among (i) SOLAR SOLUTIONS AND DISTRIBUTION, LLC, a Colorado limited liability company (“Lender”), and (ii) REAL GOODS ENERGY TECH, INC., a Colorado corporation (“Real Goods Energy”), ALTERIS RENEWABLES, INC., a Delaware corporation (“Alteris”) and REAL GOODS SYNDICATED, INC., a Delaware corporation (“Syndicated”), MERCURY ENERGY, INC., a Delaware corporation (“Mercury”), REAL GOODS SOLAR, INC. – MERCURY SOLAR, a New York corporation (“Mercury Solar”), ELEMENTAL ENERGY, LLC, a Hawaii limited liability company (“Elemental”), and SUNETRIC MANAGEMENT LLC, a Delaware limited liability company (“Sunetric”, and together with Real Goods Energy, Alteris, Syndicated, Mercury, Mercury Solar and Elemental, individually and collectively, jointly and severally, the “Borrower”).

1.          ACKNOWLEDGEMENT AND WAIVER. Borrower acknowledges that it is currently in default under the Loan Agreement (the “Loan Agreement”) being purchased by Lender from Silicon Valley Bank (“SVB”) under the Non-recourse Loan Document Sale and Assignment Agreement (the “Loan Sale Agreement”) of even date herewith by its failure to comply with the financial covenant contained in Section 6.9 of the Loan Agreement (the “Existing Default”). Lender hereby waives Borrower’s Existing Default. In addition, Lender hereby acknowledges that any unpaid fees due to Lender under the existing Loan Agreement, as amended, have been paid or have otherwise been waived as of the date hereof.

2.          MODIFICATIONS TO LOAN AGREEMENT. The Loan Agreement shall be amended by deleting the financial covenants set forth in Section 6.9. The Parties acknowledge and agree that Lender has agreed amend and restate the Loan Agreement to reflect the terms set forth in the LOI executed between Borrower and Lender on December 17th, 2015 (the "LOI") on or prior to January 22, 2016 (and without an expiration of the LOI on January 15th as set forth therein). The parties will work in good faith to amend and restate the Loan Agreement on or before January 22, 2016 and as between the parties will agree to treat the Loan Agreement as amended by the LOI terms as of the date hereof. The LOI does not include the exclusive and definitive terms of the amendment, and such definitive terms shall be agreed upon in connection with such amendment. In addition, the parties acknowledge that any inventory in which another vendor has a first lien purchase money security interest shall be excluded from the Borrowing Base calculations. The parties further acknowledge that Lender will put a $12,292 reserve on the Borrowing Base calculation with respect to the tax liens filed in California until such filings shall be released, and in connection therewith, any default under the terms of the Loan Agreement with respect to such filings is waived by the Lender.

3.          TEMPORARY TRANSITION OF ACCOUNTS. Concurrent with the execution of this Loan Modification Agreement and the Loan Sale Agreement, (i) Borrower shall instruct SVB to establish the daily automatic transfer of all amounts deposited in Borrower’s current cash collateral account (Account # 3300980194) into Borrower’s operating account (Account # 3300980096) (collectively, the “Accounts”); (ii) Borrower will instruct SVB to close Borrower’s lock box with SVB and forward all mail to Paul Anderson, General Counsel, RGS Energy, Real Goods Solar, Inc., 833 W. South Boulder Road, Louisville, CO 80027, 303-222-8344; (iii) Borrower will request credentials for Lender to view Borrower’s accounts with SVB and approve wire transfers and ACH transfers out of the SVB operating account; (iv) Borrower will provide Lender with an SVB Account statement at the end of each business day (defined as after 4 PM EST) showing the deposits into Borrower’s collateral account (the “Daily Deposits”) until Lender has received online credentials for Borrower’s SVB accounts; (v) by 11 AM EST of each business day, Borrower will transfer the all Daily Deposits amounts out of Borrower’s SVB operating account and into a dedicated account established by Lender at Wells Fargo Bank (the “Lender Account”); and (vi) Borrower, Lender, and SVB shall execute a DACA for the Accounts in the form attached hereto as Exhibit A and SVB shall implement the terms thereof immediately following Lender’s acquisition of the Loan Agreement. The temporary transition of accounts as described above shall not be changed or terminated unless Borrower and Lender each agree to any changes in writing.

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4.          PERMANENT ACCOUNT STRUCTURE. The parties agree to work together as expeditiously as possible to establish the following account structure for funds provided by Lender under the Loan Agreement: (i) all of Borrower’s receivables will be deposited into a restricted account of Borrower ("Borrower's Collateral Account") with Wells Fargo Bank (“WF”) where such restricted account will be a “one way” account allowing for deposits to be made and restricted to transfer funds only to the Lenders Account; (ii) each business day, all funds in Borrower's Collateral Account will automatically be transferred to the Lender Account and, so long as no Event of Default (where such Events of Default are defined in the Amended and Restated Loan Agreement) has occurred and is ongoing, Borrower's Operating Funds shall be automatically transferred to Borrower's operating account at WF ("Borrower's Operating Account"). Borrower, Lender, and WF shall execute a DACA for the Accounts in the form attached hereto as Exhibit A and WF shall implement the terms immediately thereafter. Lender shall use the funds transferred to the Lender Account to pay down the draw portion of the Revolving Line. To the extent any amounts which are automatically transferred to the Lender Account are in excess of the amounts owed on the Revolving Line, such amounts shall be transferred to Borrower's Operating Account within one business day of such automatic transfer. Lender agrees not to use the Lender Account for any activity unrelated to the Loan Agreement and shall at all times maintain a balance in Lender Account that equals or exceeds the undrawn portion of the Revolving Line. Lender shall in no event provide a security interest or other Lien in, or otherwise give a third party control of, Lender's Account to any Person, and Lender acknowledges and agrees that all amounts deposited into the Lender Account in excess of the amounts owed to Lender on the Revolving Line shall be held in trust on behalf of Borrower until such amounts are transferred to Borrower's Operating Account. The parties acknowledge that Borrower would not have entered into this arrangement without Lender's agreement to hold such excess amounts in trust on Borrower's behalf and to transfer such excess amounts to Borrower's Operating Account and that Borrower shall be entitled to specific performance and other equitable relief by way of injunction in respect of a proven breach by Lender of any this paragraph 4.

5.          TRANSFERS FROM FUTURE FINANCINGS. Borrower agrees to instruct the escrow agent in Borrower’s upcoming financing to make payments to Lender in accordance with section II(m) of the LOI and in connection therewith Lender consents to the financing and the related actions as described in the Hudson term sheet dated December 29, 2015.

6.          RELEASE. Each of the Borrowers hereby acknowledges and agrees that as of the date hereof it has no offsets, defenses, causes of action, suits, damages, claims, or counterclaims against Lender, or their respective officers, directors, employees, attorneys, representatives, shareholders, predecessors, successor, and assigns (collectively, the “Released Parties”) with respect to, in connection with, or arising from, the Loan Agreement, the other Loan Documents, the Assignment, any contracts, promises, commitments or other agreements to provide, arrange for, or obtain loans or other financial accommodations to or for Borrowers, or otherwise, and that if any of the Borrowers now has, or ever did have, any offsets, defenses, causes of action, suits, damages, claims, or counterclaims against one or more of the Bank Released Parties, whether known or unknown, at law or in equity, from the beginning of the world through this date and through the time of execution of this Agreement, all of them are hereby expressly WAIVED, and each of the Obligors hereby RELEASES the Released Parties from any liability therefor.

7.          FUNDING OF BORROWING REQUESTS. Lender further agrees that following the date hereof, Lender shall promptly fund Borrower's borrowing requests in accordance with the terms of the Loan Agreement as modified by the terms set forth in the LOI.

8.          COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender.

[Signature page follows.]

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This Loan Modification Agreement is executed as of the date first written above.

REAL GOODS ENERGY TECH, INC.	REAL GOODS SYNDICATED, INC.

By:	By:
Name: Dennis Lacey	Name: Dennis Lacey
Title: Chief Executive Officer	Title: Chief Executive Officer

ALTERIS RENEWABLES, INC.

By:
Name: Dennis Lacey
Title: Chief Executive Officer

MERCURY ENERGY, INC.	ELEMENTAL ENERGY, LLC

By:	By:
Name: Dennis Lacey	Name: Dennis Lacey
Title: Chief Executive Officer	Title: Chief Executive Officer

REAL GOODS SOLAR, INC. - MERCURY SOLAR	SUNETRIC MANAGEMENT LLC

By:	By:
Name: Dennis Lacey	Name: Dennis Lacey
Title: Chief Executive Officer	Title: Chief Executive Officer

LENDER:

SOLAR SOLUTIONS AND DISTRIBUTION, LLC

By___________________________________
Name:________________________________
Title:_________________________________

Acknowledgment and Agreement:

The undersigned ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Second Amended and Restated Unconditional Guaranty and a certain Second Amended and Restated Security Agreement, each dated as of June 6, 2014, and each document executed in connection therewith, and acknowledges, confirms and agrees that the Second Amended and Restated Unconditional Guaranty, Second Amended and Restated Security Agreement and each document executed in connection therewith shall remain in full force and effect and shall in no way be limited by the execution of this Loan Modification Agreement, or any other documents, instruments and/or agreements executed and/or delivered in connection herewith.

REAL GOODS SOLAR, INC.

By:________________________________
Name: Dennis Lacey

Title: Chief Executive Officer

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Eligible Inventory includes inventory accepted by Seller as eligible based on a monthly Review of Buyers Inventory. Seller agrees to include up to 75% of all inventory purchased by Buyer from Seller or Seller’s affiliates in the borrowing base.

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